Exhibit 10.7

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of [●], 2026, by and between Standard Nuclear, Inc., a Delaware corporation (the “Company”), Thomas Hendrix (“Founder”) and the undersigned entity affiliated with Founder (the “Founder Entity”).

WHEREAS, the Company’s board of directors (the “Board”) has determined that it is in the best interests of the Company and its stockholders to update the Company’s existing dual class common stock structure in connection with the Company’s initial public offering of its capital stock (the “IPO”) to, among other things, enable the Company to execute its long-term vision;

WHEREAS, in connection with the IPO, the Board and the stockholders of the Company have approved and adopted that certain Sixth Amended and Restated Certificate of Incorporation of the Company (the “Amended and Restated Certificate of Incorporation”), which, among other things, provides for two classes of common stock of the Company, Class A Common Stock, par value $0.00001 per share (“Class A Common Stock”), entitling holders to one (1) vote for each share thereof held, and Class B Common Stock, par value $0.00001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock), entitling holders to twenty (20) votes per share thereof held;

WHEREAS, the Board has determined that exchanging all shares of Class A Common Stock beneficially owned by Founder and held by the Founder Entity upon the effectiveness of the filing of the Amended and Restated Certificate of Incorporation (the “Effective Time”), for shares of Class B Common Stock, effective immediately following the Effective Time, as part of the implementation of the updated dual class common stock structure is advisable and in the best interest of the Company and all of its stockholders, including its stockholders other than Founder and the Founder Entity; and

WHEREAS, the parties hereto intend that no gain or loss shall be recognized in the Exchange (as defined below) pursuant to Sections 368(a)(1)(E) and/or 1036 of the Internal Revenue Code of 1986, as amended (the “Code”), and this Agreement shall constitute a plan of reorganization within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto agree as follows:

Article I.
EXCHANGE AND ISSUANCE OF CLASS B COMMON STOCK

1.1 Exchange of Class A Common Stock.

(a) Subject to the terms and conditions of this Agreement, immediately following the Effective Time, the Founder Entity shall be deemed to have automatically transferred to the Company the shares of Class A Common Stock held by the Founder Entity upon the Effective Time as set forth on Exhibit A hereto (the “Class A Shares”) and the Company shall issue to the Founder Entity shares of Class B Common Stock (the “Class B Shares”), at an exchange ratio of one (1) Class A Share for one (1) Class B Share (the “Exchange”).

(b) Concurrently herewith, the Founder Entity is delivering to the Company such instruments of transfer or other documentation as may be reasonably required to evidence that the shares of Class A Common Stock held by the Founder Entity have been duly transferred to the Company to be held in escrow until the Effective Time and such documents are automatically released without further action by the Company or the Founder Entity at the Effective Time.

1.2 Effective Time of the Exchange.

(a) The Exchange shall occur and be deemed effective without any further action by the Company, Founder or the Founder Entity immediately following the Effective Time and prior to the consummation of the sale of the shares of the Company’s Class A Common Stock in the IPO.

(b) Upon the effectiveness of the Exchange, the Company shall deliver (or cause its transfer agent to deliver) to Founder and the Founder Entity such documentation as may be reasonably required to evidence that the Class B Shares have been duly issued and delivered to the Founder Entity.

Article II.
REPRESENTATIONS AND WARRANTIES OF FOUNDER

Founder and the Founder Entity hereby represent and warrant to the Company, with respect to the transactions contemplated hereby, as follows:

2.1 Ownership; Authority. Effective as of the Effective Time, Founder will be the beneficial owner, and the Founder Entity will be the legal owner, of the Class A Shares exchanged hereunder as set forth on Exhibit A hereto, free and clear of all liens, encumbrances and restrictions (except for restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Amended and Restated Certificate of Incorporation or any other agreements to which Founder or the Founder Entity, on the one hand, and the Company, on the other hand, are a party). Founder and the Founder Entity have the full right, power and authority to enter into this Agreement and, assuming the waiver or inapplicability of any and all rights of first refusal or co-sale by the Company and the Company’s stockholders that are applicable to the transactions contemplated hereby, to transfer, convey and exchange the Class A Shares in accordance with this Agreement. Assuming the due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding agreement of Founder and the Founder Entity, enforceable against Founder and the Founder Entity in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity). Upon consummation of the Exchange contemplated hereby, the Company will acquire from the Founder Entity good and marketable title to the Class A Shares held by the Founder Entity, free and clear of any and all liens, encumbrances and restrictions (except for restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Amended and Restated Certificate of Incorporation or any other agreements to which Founder or the Founder Entity, on the one hand, and the Company, on the other hand, are a party, and subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

2.2 Governmental Authorization. The execution, delivery and performance by Founder and the Founder Entity of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority on the part of Founder or the Founder Entity (excluding, for the avoidance of doubt (a) the filing by the Company of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and (b) compliance by the Company with any applicable requirements of any applicable state or federal securities laws). For purposes of this Agreement, “governmental authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof.

2.3 Noncontravention. The execution, delivery and performance by Founder and the Founder Entity of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) violate any governing document, including any trust agreement, applicable to Founder or the Founder Entity, (b) subject to compliance with Section 2.2, violate any applicable law, (c) assuming the waiver or inapplicability of any and all rights of first refusal or co-sale held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby, require any consent or other action under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any obligation of Founder or the Founder Entity or to the loss of any benefit to which Founder or the Founder Entity is entitled under any provision of any agreement or other instrument binding upon Founder or the Founder Entity or (d) result in the creation or imposition of any lien on the Founder Entity’s Class B Shares, other than restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Amended and Restated Certificate of Incorporation or any other agreements to which Founder or the Founder Entity, on the one hand, and the Company, on the other hand, are a party.

2.4 Restricted Securities; Rule 144. Each of Founder and the Founder Entity understands that the Class B Shares are characterized as “restricted securities” under the Securities Act of 1933, as amended (“Securities Act”), because such shares are being acquired from the Company in a transaction not involving a public offering and in exchange for shares acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and the rules and regulations promulgated thereunder the Class B Shares may be resold without registration under the Securities Act only in certain limited circumstances, and subject to the restrictions under the Amended and Restated Certificate of Incorporation. Each of Founder and the Founder Entity understands and hereby acknowledges that the Class B Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is otherwise available. Founder and the Founder Entity are aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resales of shares purchased in a transaction not involving a public offering, subject to the satisfaction of certain conditions.

2.5 Legends. It is understood that any certificate or book entry position representing the Class B Shares and any securities issued in respect thereof or exchange therefor, shall bear legends in substantially the following form (in addition to any legend required under applicable state securities laws or agreements to which Founder or the Founder Entity are a party):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

Article III.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Founder and the Founder Entity, with respect to the transactions contemplated hereby, as follows:

3.1 Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

3.2 Corporate Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, including the issuance and delivery of the Class B Shares in accordance with the Amended and Restated Certificate of Incorporation, are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company and the Company’s stockholders, subject to compliance with Section 3.3. Any and all rights of first refusal or co-sale held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby have been waived. Assuming the due authorization, execution and delivery by Founder and the Founder Entity, this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

3.3 Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority other than compliance by the Company with any applicable requirements of any applicable state or federal securities laws.

3.4 Noncontravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 3.3, (a) violate the Amended and Restated Certificate of Incorporation or the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), (b) violate any applicable law, (c) require any consent or other action by any person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company or to the loss of any benefit to which the Company is entitled under any provision of any agreement or other instrument binding upon the Company or (d) result in the creation or imposition of any lien on the Class B Shares other than as set forth or contemplated by this Agreement or the Amended and Restated Certificate of Incorporation.

Article IV.
COVENANTS

4.1 Market Stand-Off Agreement. Founder and the Founder Entity have entered into a lock-up agreement with the underwriters of the IPO with respect to the sale, disposition or transfer of his/its securities of the Company and Founder and the Founder Entity agree not to revoke such lock-up agreement. Founder and the Founder Entity also agree that any other lock-up or market stand-off agreements applicable to the shares of Common Stock of the Company held by him/it will continue to apply to the Class B Shares in accordance with the terms of such agreements.

4.2 Waiver of Right of First Refusal. The Company hereby waives any preexisting rights of first refusal applicable to the transactions contemplated hereby.

Article V.
GENERAL PROVISIONS

5.1 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.

5.2 Successors and Assigns. No party hereto may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other party. Subject to the immediately preceding sentence, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.3 Entire Agreement; Amendment. Other than the rights, restrictions and preferences provided for the Class B Common Stock pursuant to the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, this Agreement, including the exhibit attached hereto, constitutes the full and entire understanding and agreement between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be amended or, waived other than by a written instrument signed by Founder, the Founder Entity and the Company.

5.4 Counterparts. This Agreement may be executed in counterparts (including by facsimile, electronic or .pdf transmission), each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

5.5 Tax Consequences. The parties hereto intend that no gain or loss shall be recognized in the Exchange pursuant to Sections 368(a)(1)(E) and/or 1036 of the Code. The parties hereto adopt this Agreement as a plan of reorganization within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding the foregoing, Founder and the Founder Entity have reviewed with his/its own tax advisors the federal, state, local and foreign tax consequences of the Exchange, investment in the Class B Shares and the transactions contemplated by this Agreement. Founder and the Founder Entity are relying solely on such advisors and not on any statements or representations of the Company or any of its agents in connection with the transactions contemplated hereby, except for the representations and warranties of the Company expressly set forth in Article III.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.

standard nuclear, INC.

By:
Name:	Kevin Harrill
Title:	Chief Financial Officer

THOMAS HENDRIX

STANDARD NUCLEAR TRUST

[Signature Page to Exchange Agreement]

Exhibit A

Class A Shares to be Exchanged

Number of Class A Shares to be Exchanged	Record Holder
[●]	Standard Nuclear Trust

A-1